AFTER RECORDING RETURN TO:

Jerry Saccone, Esq.

McGuireWoods LLP

1345 Avenue of the Americas, 7th Floor

New York, New York 10105-0106

Palm Beach County

Note to Clerk of Circuit Court of Palm Beach County, Florida: This SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT is recorded only in the State of Florida and describes and encumbers only Florida real and personal property. This Second Amendment only partially secures an out-of-state loan in the amount of $29,423,300.00 which is also secured by mortgages and other security agreements on out-of-state property. This Second Amendment amends a certain Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement recorded in Official Records Book 24179, page 14, as amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement recorded in Official Records Book 14903, page 620, both of the public records of Palm Beach County, Florida, and counterparts thereof recorded in Official Records Book 20167, page 883, and Official Records Book 20822, page 142, both of the public records of Hillsborough County, Florida. Each of those mortgages limits recovery thereunder to the aggregate principal sum of $8,910,000, and documentary stamp tax was paid on the counterpart recorded in the public records of Hillsborough County, Florida, in the amount of $31,185, and intangible tax was paid on the counterpart thereof recorded in Hillsborough County, Florida, in the amount of $17,820. Nothing in this amendment increases the permitted recovery amount of $8,910,000, and no additional documentary stamp tax or intangible tax is due hereon. See F.S. Section 201.08 (5). A counterpart of this Second Amendment (but given by a different mortgagor) is being recorded in Hillsborough County.

SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT

OF LEASES AND RENTS, SECURITY AGREEMENT

AND FINANCING STATEMENT

THIS SECOND AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (the “Amendment”) is executed and delivered as of December 19, 2012, by Florida Pneumatic Manufacturing Corporation, a Florida corporation, mortgagor, having an office at 445 Broadhollow Road, Suite 100, Melville NY 11746 (the “Mortgagor”), to CAPITAL ONE LEVERAGE FINANCE CORP., as Agent for the benefit of the Finance Parties referred to in the Loan Agreement (as defined below), having an office at 275 Broadhollow Road, Melville, New York 11747 (in such capacity, together with its successors, substitutes and assigns, the “Mortgagee”).

Mortgagor and Mortgagee are herein sometimes referred to collectively as the “Parties.” All capitalized terms not defined herein shall have the same meaning ascribed to such terms in the Mortgage (defined below).

RECITALS

WHEREAS, Mortgagee is the owner and holder of a Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement dated as of October 25, 2010, made by Mortgagor to secure the “Obligations” (as defined in the Loan Agreement) and recorded in Official Records Book 20167, page 883, as amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, recorded in Official Records Book 20822, page 142, both of the public records of Hillsborough County, Florida (collectively, the “Hillsborough Mortgage”) and a Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement made by Florida Pneumatic Manufacturing Corporation, and encumbering property in Palm Beach County, Florida, and also given to secure the Obligations and recorded in Official Records Book 24179, page 14, as amended by that certain First Amendment to Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement recorded in Official Records Book 14903, page 620, both of the public records of Palm Beach County, Florida (collectively, the “Palm Beach County Mortgage”) (the Palm Beach County Mortgage and the Hillsborough County Mortgage, each as modified, amended and supplemented from time to time, a “Mortgage” and together, the “Mortgages”).

WHEREAS, the Loan Agreement (as defined in the Mortgages) has been amended by the Third Amendment to Loan and Security Agreement dated of even date herewith among the parties thereto (“Loan Amendment”). As provided therein, the term “Obligations” now includes the increased Revolver Commitment (as defined in the Loan Amendment) in the amount of $20,000,000.00, the renewed Term Loan Commitment (as defined in the Loan Amendment) in the amount of $7,000,000.00 and the Capex Loan Commitment (as defined in the Loan Agreement), and the term “Loan Agreement” now includes the Loan Agreement as modified and amended by the Third Amendment to Loan and Security Agreement.

WHEREAS, Mortgagor and Mortgagee desire to record this Amendment to give notice that (i) all references to Obligations include the modifications of the Revolver Commitment and Term Loan Commitment specified in the Loan Amendment (ii) that the Mortgages have been modified, amended and supplemented as specified herein; and (iii) the Loan Agreement is secured by the Mortgage, and is entitled to the benefits thereof.

NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, Mortgagor and Mortgagee hereby covenant and agree as follows:

1.                  The recitals set forth above are true and accurate and are incorporated herein by this reference.

2.                  The Mortgages are hereby modified so that, from and after the date hereof: (a) the Mortgages shall secure the respective Mortgagor’s performance of the Obligations; and (b) the term “Obligations,” as used in the Mortgages shall mean and refer to the Obligations. The aggregate principal indebtedness represented by the commitments provided for in the Loan Agreement on the date hereof is Twenty-Nine Million Four Hundred Twenty-Three Thousand Three Hundred and No/100 Dollars ($29,423,300.00) and as such notice is hereby given that a future advance has been provided to fund such amount.

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3.                  The term “Loan Agreement” as defined in the Mortgage is hereby deemed to include all present and future amendments, supplements, modifications, extensions, renewals or revisions of the Loan Agreement.

4.                  The lien and operation of the Mortgage shall continue in full force and effect and Mortgagor and Mortgagee agree that the Mortgage secures the payment of the Obligations.

5.                  Mortgagor hereby ratifies and confirms to Mortgagee, as of the date hereof, that all of the terms, covenants, indemnifications, and provisions of the Mortgage are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Amendment, and all obligations, covenants, conditions, agreements, warranties, representations and other terms and provisions thereof, as amended hereby, are hereby ratified, confirmed, re-affirmed, and re-published. Without limiting the foregoing, Mortgagor hereby re-confirms the conveyance of the Encumbered Property secured by the Mortgage, including, but not limited to, the conveyance of a mortgage lien on the Encumbered Property and absolutely and irrevocably, an assignment of all rents, income, profits, lease termination, cancellation and/or surrender fees and all right, title and interest of the Mortgagor in and to any and all leases now or hereafter on or affecting the Encumbered Property, or any part thereof, as more particularly set forth in the Mortgage, with a reservation only to Mortgagor of the conditional right, as a license, to collect the rents, income, lease termination, cancellation and/or surrender fees and other benefits arising under such leases until an Event of Default shall occur under the Mortgage. In the event of any conflict or ambiguity between the terms, covenants, and provisions of this Amendment and those of the Mortgage, the terms, covenants, and provisions of this Amendment shall control.

6.                  This Amendment is not a novation of any of the Obligations or the Mortgage and is not intended by the parties to be a novation of the Obligations and the Mortgage.

7.                  Mortgagor hereby acknowledges, confirms and warrants to Mortgagee that as of the date hereof, Mortgagor neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Mortgagee under, arising out of or in connection with this Amendment, the Obligations or the Mortgage, or with respect to any of the indebtedness evidenced or secured thereby, or with respect to the Encumbered Property. In addition, Mortgagor covenants and agrees with Mortgagee that if any off-set, defense, claim, right of set-off or counterclaim exists, Mortgagor hereby irrevocably and expressly waives the right to assert such matter.

8.                  Mortgagor represents, warrants and covenants that Mortgagor has full power, authority and legal right to execute this Amendment, and to keep and observe all the terms of this Amendment on its part to be observed or performed.

9.                  This Amendment shall be binding upon and inure to the benefit of Mortgagor, Mortgagee, and their respective successors and assigns.

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10.              This Amendment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute one and the same instrument.

11.              If any term, covenant, or condition of this Amendment shall be held to be invalid, illegal, or unenforceable in any respect, this Amendment shall become construed without such provision.

12.              Nothing herein contained shall modify or amend the provisions of Section 5.13 of the Mortgage.

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IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first above written in a manner so as to be binding.

Florida Pneumatic Manufacturing CorporatioN,
a Florida corporation

By:	/s/ Joseph A. Molino, Jr.
Name:	Joseph A. Molino, Jr.
Title:	Vice President

ATTEST:

By:	/s/ Richard Goodman
	Name:	Richard Goodman
	Title:	Assistance Secretary

[Corporate Seal]

STATE OF NEW YORK

COUNTY OF SUFFOLK

The foregoing instrument was acknowledged before me this 14th of December, 2012, by Joseph A. Molino, Jr., as Vice President of Florida Pneumatic Manufacturing Corporation, a Florida corporation, on behalf of the corporation, who

( )	is personally known to me;
X	has produced a NY Driver’s License as identification; or
( )	has produced a ______________ as identification.

/s/ Husam Jaghab
Notary Signature
Print Name: Husam Jaghab
Notary Public, State and County Aforesaid
My commission expires:_____________________
Commission Number:____________________

SECOND AMENDMENT TO MORTGAGE

(Palm Beach County)

MORTGAGEE:

CAPITAL ONE LEVERAGE FINANCE
CORP., as Agent

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Vice President

STATE OF NEW YORK

COUNTY OF SUFFOLK

The foregoing instrument was acknowledged before me this 17th of December, 2012, by Julianne Low, as a Vice President of CAPITAL ONE LEVERAGE FINANCE CORP., a New York corporation, on behalf of the corporation, who:

X	is personally known to me;
( )	has produced a ______________ Driver’s License as identification; or
( )	has produced a ______________ as identification.

/s/ Indira T. Edwards
Notary Signature
Print Name: Indira T. Edwards
Notary Public, State and County Aforesaid
My commission expires:_____________________
Commission Number:____________________

SECOND AMENDMENT TO MORTGAGE

(Palm Beach County)